EXHIBIT 10.3

                           DYNECO INTERNATIONAL, INC.
                         1993 ADVISORS STOCK OPTION PLAN


                       PURPOSE; EFFECTIVENESS OF THE PLAN

         The purpose Of the DYNECO INTERNATIONAL, INC. 1993 CORPORATE STOCK OPTION PLAN (the "Plan") is to advance the interests of DynEco International, Inc. (the "Company") and its stockholders by helping the Company obtain and retain the services of advisors and consultants upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

         This Plan will become effective as of May 1, 1993, the date of its adoption by the Board. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under Section VIII hereof, or December 31, 1998.

                             I. Certain Definitions

         Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         A. "1933 ACT" means the Securities Act of 1933, as amended;

         B. "2334 Act" means the Securities Exchange Act of 1934, as amended;

         C. "BOARD" means the Board of Directors of the Company;

         D. "CALLED FOR UNDER AN OPTION," or words to similar effect, means issuable pursuant to the exercise of an Option;

         E. "CODE" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         F. "COMMITTEE" means a committee of two or more, individuals, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

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         G. "Company" means DynEco International, Inc., a Minnesota corporation;

         H. "DISABILITY" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code ;

         I. "ELIGIBLE PARTICIPANTS" means persons who, at a particular time, are advisors or consultants to the Company or its subsidiaries;

         J. "FAIR MARKET VALUE" means, with respect to the Common Stock, the following:

                  1. If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or. is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the last sale price of the Common Stock on such exchange or reported by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                  2. If the Common Stock is not listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service) , the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

                  3. If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         K. "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise;

         L. "OPTION" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

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         M. "OPTION AGREEMENT" means an agreement between the Company and an
Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

         N. "OPTION PRICE" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         0. "OPTION STOCK" means Common Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         P. "OPTIONEE" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         Q. "PLAN" means this 1993 Advisors Stock Option Plan of the Company;

         R. "PREVIOUSLY ACQUIRED SHARES" means shares of Company Common Stock that are already owned by the Eligible Participant;

         S. "STOCK" means shares of the Company's Common Stock, no par value;

         T. "SUBSIDIARY" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

         U. "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

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                                 II. Eligibility

         Participants in the Plan shall be those Eligible Participants who, in the judgment of the Committee, are performing, or during the term of an option will perform, services in advising or consulting with respect to the management, operation and development of the Company or any Subsidiary, and significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of corporate objectives. Eligible Participants may be granted from time to time one or more Options, as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of the Options granted to various Eligible Participants need not be uniform, consistent or in accordance with any plan, regardless of whether such Eligible Participants are similarly situated. Upon determination by the Committee that an Option is to be granted to an Eligible Participant, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Participant to whom an Option is to be granted shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, and the related option agreements shall be dated as of such date.

                               III. Administration

         A. COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's articles of incorporation and by-laws generally.

         A majority of the Committee shall constitute a quorum. Action of such Committee may be taken without a meeting if unanimous written consent is given. Such Committee shall act by majority approval of the members, shall keep minutes of its meetings and written action, and shall provide copies of such minutes to the Board. Copies of the minutes and written action shall be kept with the written records of the Company.

         From and after the date on which the Company first registers a class of its equity securities under Section 12 of the 19 34 Act, the Plan shall be administered by the Board, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act, or a committee consisting solely of not fewer than two members of the Board who are such "disinterested persons."

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          B. AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's articles of incorporation, by-laws and this Plan, and the specific limitations on such discretion set forth herein:

                  1. to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;

                  2. to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

                  3. to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

                  4. to delegate all or a portion of its authority under subsections 1, 2 and 3 of this Section III to one or more directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not subject to the reporting and liability provisions of Section 16 of the 1934 Act, and the rules and regulations thereunder, and subject to such restrictions and limitations (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate directors.

         C. LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

                  1. to grant Options to any of its members, whether or not approved by the Board; and

                  2. to determine any matters, or exercise any discretion, in connection with the Options, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "disinterested persons" within the meaning of Section III. A. above.

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         D. DESIGNATION OF OPTIONS. Except as otherwise provided herein, the
Committee will designate any Option granted hereunder as an NSO.

         E. OPTION AGREEMENTS. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized executive officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.


                         IV. Shares Reserved for Options

         A. OPTION POOL. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan shall be Seven Hundred Fifty Thousand (750,000) (the "Option Pool"), provided that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of, shares of Option Stock remaining in the Option Pool and available for issuance.

         The maximum number of shares authorized may also be increased from time to time by approval of ' the Board and, if required pursuant to Rule 16b-3 under the 1934 Act, Section 422 of the Code, or the applicable rules of any securities exchange or NASDAQ and/or NASD, the shareholders of the Company.

         B. ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, reorganization, merger, consolidation, liquidation, rights offering, extraordinary dividend or divesture (including a spin-off) or any other change in the corporate structure or shares of the Company, appropriate proportionate adjustments will be made (in order to prevent dilution or enlargement of Eligible Participants) in:1 (1) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted . hereunder; (2) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and (3) other rights and matters determined on a per share basis under this Plan or any Option Agreement, hereunder. Any such adjustments will be made only by the Board (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company

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for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

                       V. Terms of Stock Option Agreements

         Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom o such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         A. COVENANTS OF OPTIONEE. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, officer of, or director of, the Company or its subsidiaries.

         B. VESTING. An Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee in its sole discretion at the time the Option is granted. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire.

         C. EXERCISE OF THE OPTION.

                  1. MECHANICS AND NOTICE. An Option may be exercised to the extent exercisable (a) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection V.C.2 below; and (b) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 193 3 Act, or any other applicable law, regulation or rule of any governmental agency.

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                  2. WITHHOLDING TAXES. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an Option granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this subsection V.c.2, "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

                  3. PAYMENT OF OPTION PRICE. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an NSO granted hereunder be less than eighty- five (85%) percent of Fair Market Value- The Option Price will be payable to the Company in United States dollars in cash or by check or, such other form of consideration as may be approved by the Committee, in its discretion.

         In determining whether or upon what terms and conditions an Eligible Participant will be permitted to pay the purchase price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Company. In the event the Eligible Participant is permitted to pay the purchase price of an Option in whole or in part with Previously Acquired Shares and/or the surrender of Options, the value of such Previously Acquired Shares and/or the shares covered by such Options shall be equal to their Fair Market Value on the date of exercise of the Option.

         D. TERMINATION OF THE OPTION. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant in the case of an. NSO (the "Option Period"). To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier:
(i) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability; (ii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or (iii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person termination of service as a advisor or consultant. In the event of a sale or all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the

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surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a "Corporate Transaction"), then notwithstanding anything else herein, the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

         Unless the committee shall otherwise determine in its sole discretion, an Eligible Participant's service shall, for purposes of the Plan, be deemed to have terminated on the date such Eligible Participant ceases to perform services for the Company and all Subsidiaries, as determined in good faith by the Committee.

         E. OPTIONS NONTRANSFERABLE. No Option will be transferable by the Optionee otherwise than by (i) will or the laws of descent and distribution,
(ii) pursuant to a qualified domestic relations order (as defined by the Code), or (iii) if the Optionee is a corporation, limited liability company, or partnership, distribution to the shareholders or partners thereof. During the lifetime of the Optionee, the Option will be exercisable only by him/her/it, or the transferee if it was transferred pursuant to this subpart.

         F. QUALIFICATION OF STOCK. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

         G. ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

                  1. SECURITIES ACT OF 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock.

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                  2. OTHER APPLICABLE LAWS. The Optionee further understands that Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

                  3. INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale of Option Stock obtained through exercise of Options granted hereunder: (a) Upon exercise of any Option, the Optionee will purchase the Option Stock for his/her/its own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (b) no one else will have any beneficial interest in the Option Stock; and (c) he/ she/it has no present intention of disposing of the Option Stock at any particular time.

         H. COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

         I. STOCK CERTIFICATES. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan have been complied with.

         Unless a registration statement under the 1933 Act and applicable state securities laws is in effect with respect to the issuance or transfer of the shares of Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH

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         STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT
         AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         J. NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

         K. OTHER PROVISIONS. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         L. RIGHTS AS A SHAREHOLDER. The Eligible Participant shall have no rights as a shareholder with respect to any shares of Company Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares.

         M. EMPLOYMENT OF SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the service of any Eligible Participant at any time, nor confer upon any Eligible Participant any right to continue in the service of the Company or any Subsidiary.

         N. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all other plans or programs. Neither the adoption of the plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.


                         VI. PROCEEDS FROM SALE of STOCK

         Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

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               VII. Modification/ Extension and Renewal of Options

         Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised) . Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

                       VIII. Amendment and Discontinuance

         The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided further that no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section IV.B hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan or materially increase the benefits accruing to Plan participants or materially modify eligibility requirements for the participants. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

                       IX. Plan Compliance with Rule l6b-3

         With respect to persons subject to Section 16 of the 19 3 4 Act, transactions under this plan are intended to comply with all applicable conditions of Rule l6b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

                                X. Miscellaneous

         A. CONSTRUCTION AND HEADINGS. The use of the masculine gender shall also include within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary, The headings of the Sections and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Section or subpart.

         B. GOVERNING: LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Minnesota,

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and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Options shall be governed by and construed exclusively and solely in accordance with the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdiction. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

         C. SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

         D. SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common stock and shall remain in full force and effect.

                               XI. Copies of Plan

         A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

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[SPECIMEN FORM]
                           DYNECO INTERNATIONAL, INC.
                         1993 ADVISORS STOCK OPTION PLAN

                             Stock Option Agreement
                                  Form DYNCASH

         THIS AGREEMENT is made as of _________________________________________,
199_, between DynEco International, Inc., a Minnesota corporation (the "Company"), and _____________________________________________ (the "Optionee").

         THE PARTIES AGREE AS FOLLOWS:

         1. OPTION GRANT. The Company hereby grants to the Optionee an option (the "Option") to' purchase the number of shares of the Company's Common Stock (the "Shares"), for an exercise price per share (the "Option Price") and based upon a Grant Date, all as set forth below:

         Shares under option: ____________________________________

         Option Price per Share: $ ________________

         Grant Date: ________________, 199_

The Option will be subject to all of the terms and conditions set forth herein and in the Company's 1993 Advisors Corporate Stock Option Plan (the "Option Plan"), a copy of which is attached hereto and incorporated by reference. The Option granted hereunder will be a nonstatutory or nonqualified option for tax purposes.

         2. STOCKHOLDER RIGHTS. No rights or privileges of, a stockholder in the Company are conferred by reason of the granting of the Option. Optionee will not become a stockholder in the Company with respect to the Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

         3. TERMINATION. Subject to earlier termination as provided in the Option Plan, this Option will expire, unless previously exercised in full, on December ___________________________, 199_.

         4. TERMS OF THE OPTION PLAN. The Optionee understands that the Option Plan includes important terms and conditions that apply to this Option. Those terms include (without limitation): important conditions to the right of the Optionee to exercise the Option; important restrictions on the ability of the Optionee to transfer the Option or to transfer Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including the Optionee no longer being an advisor or consultant to or of the Company or its subsidiaries. THE OPTIONEE ACKNOWLEDGES THAT he/she/it HAS READ THE OPTION PLAN, AGREES TO be BOUND BY its terms, and makes EACH OF THE REPRESENTATIONS required TO BE made BY the Optionee under it.

         5. MISCELLANEOUS. This Agreement (together with the Option Plan) sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. This Agreement will be governed by the substantive law of the State of Minnesota, and may be executed in counterparts.

         The parties hereby have entered into this Agreement as of the date set forth above.

                                        DYNECO INTERNATIONAL, INC.

                                        By __________________________________
                                             An Authorized Officer



                                        OPTIONEE


                                        Address:




           Attachments: (1) Spousal Consent
                        (2) 1993 Advisors Stock Option Plan

                                 SPOUSAL CONSENT

         The undersigned is the spouse of the Optionee referred to in the attached DynEco International, Inc. 1993 Advisors Stock Option Plan Agreement (the "Agreement") . The undersigned acknowledges that he or she:

         1. has received, reviewed and understands the terms of the Agreement (including its attachments);

         2. consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Option or Shares covered by the Agreement; and

         3. understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

 Date:         , 199

                                       _______________________________
                                       Print Name:

[SPECIMEN  FORM]
                           DYNECO INTERNATIONAL, INC.

                         1933 ADVISORS STOCK OPTION PLAN

                             Stock Option Agreement
                                 Form DYNNOCASH

         THIS AGREEMENT is made as of _________________________________________,
199_, between DynEco International, Inc., a Minnesota corporation (the "Company"), and _______________________________________________ (the "Optionee")

         THE PARTIES AGREE AS FOLLOWS:

         1. OPTION GRANT. The Company hereby grants to the Optionee an option (the "Option") to purchase the number of shares of the Company's Common Stock (the "Shares"), for an exercise price per share (the "Option Price") and based upon a Grant Date, all as set forth below:

         Shares under option: ____________________________________

         Option Price per Share: $ ____________

         Grant Date: _______________, 199_

The Option will be subject to all of the terms and conditions set forth herein and in the Company's 1993 Advisors Corporate Stock Option Plan (the "Option Plan") , a copy of which is attached hereto and incorporated by reference. The Option granted hereunder will be a nonstatutory or nonqualified option for tax purposes.

         2. EXERCISE PRICE. The Optionee may pay the Option Price for Shares, in his or her sole discretion, by either: (a) by paying the Option Price in cash; or (b) by paying with Previously Acquired Shares; or (c) by paying the Option Price through surrendering that number of Options covering the number of underlying shares of Common Stock the fair market value of which shares equal the Option Price.

         3. STOCKHOLDER RIGHTS. No rights or privileges of a stockholder in the Company are conferred by reason of the granting of the Option. Optionee will not become a stockholder in the Company with respect to the Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

         4. TERMINATION. Subject to earlier termination as provided in the Option Plan, this Option will expire, unless previously exercised in full, on December ____________________________, 199_. 5. TERMS OF THE OPTION PLAN. The
Optionee understands that the Option Plan includes important terms and conditions that apply to this Option. Those terms include (without limitation): important conditions to the right of the Optionee to exercise the Option; important restrictions on the ability of the Optionee to transfer THE Option or to transfer Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including the Optionee no longer being an advisor or consultant to or of the Company or its subsidiaries. THE OPTIONEE ACKNOWLEDGES THAT HE/SHE/IT HAS READ THE OPTION PLAN, AGREES TO BE BOUND BY ITS TERMS, AND MAKES EACH OF THE REPRESENTATIONS REQUIRED TO BE MADE BY THE OPTIONEE UNDER IT.

         6. MISCELLANEOUS. This Agreement (together with the Option Plan) sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. This Agreement will be governed by the substantive law of the State of Minnesota, and may be executed in counterparts.

         The parties hereby have entered into this Agreement as of the date set forth above.

                                        DYNECO INTERNATIONAL, INC.

                                        By __________________________________
                                             An Authorized Officer



                                        OPTIONEE


                                        Address:




            Attachments: (1) Spousal Consent
                         (2) 1993 Advisors Stock Option Plan

                                 SPOUSAL CONSENT

         The undersigned is the spouse of the Optionee referred to in the attached DynEco International, Inc. 1993 Advisors Stock Option Plan Agreement (the "Agreement"). The undersigned acknowledges that he or she:

         1. has received, reviewed and understands the terms of the Agreement (including its attachments);

         2. consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Option or Shares covered by the Agreement; and

         3. understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

 Date:        , 199


                                        _______________________________
                                        Print Name:

[SAMPLE FORM OF NOTICE TO OPTIONEE]

MEMORANDUM

Date:_______________________

To:____________________________________

From: A.J. Ryden Chairman DynEco International, Inc.

Subject: 1993 ADVISORS STOCK OPTION PLAN

         I am pleased to inform you that the Board of Directors recently awarded you a non-statutory stock option to purchase _____________________ shares of the Company's common stock at an exercise price of $_________________ per share. This option was granted on ______________________, 199__ under the 1993 Advisors Stock Option Plan and vests as of the grant date.

         Please enter your address on the enclosed Stock Option Agreement, sign the original copy of the Agreement and return it to me as soon as practicable. Attached to the Agreement is a Spousal Consent which your spouse should sign and date. A duplicate copy of the Agreement is included for your files. Attached to your copy of the agreement as Exhibit A is a copy of the 1993 Advisors Stock Option Plan.

         If you desire to exercise a vested portion of your option, I will assist you in arranging for the execution of the necessary papers. If you have any questions regarding your option, please contact me. CONGRATULATIONS!

Enclosure

                          NOTICE OF EXERCISE OF OPTION

To:      DynEco International, Inc.
         Office of the Corporate Secretary

 From:   _________________________________
         (Optionee)

         Address:

         _________________________________

         _________________________________

         _________________________________

         Social Security Number: __________________________

         1. EXERCISE OF OPTION-. I am the holder of an option or options granted under the 1993 Advisors Stock Option Plan (the "Plan") and that certain Stock Option Agreement dated _________________, 199_. I hereby irrevocably elect to exercise the purchase rights represented by such option, and to purchase thereunder __________________________________ (______________) shares of Common
Stock of DynEco International, Inc. (the "Company") at $____________ per share, for an aggregate exercise price of $________________, to be paid by me in one or more of the following forms (indicate the amount for each form that applies):

         [  ]     $_____________________ by delivering herewith cash or a check made payable to DynEco International, Inc.; or

         [  ]     $______________________ by the delivering herewith of
                  certificate(s) numbered ________________________ representing shares of Common Stock of the Company with a fair market value on the date hereof equal to $____________________ per share
                  (and, if such certificate represents shares in excess of the number required to achieve the amount indicated in the left margin, requesting that the Company or its transfer agent deliver to me a certificate or certificates for the balance of the shares represented thereby), together with a stock power executed in blank; or

         [  ]     $_____________________ by delivering to ______________________
                  ("Broker") an irrevocable direction (two copies of which I have completed, executed and attached hereto), to sell that number of shares of the stock to be acquired hereby and to deliver the proceeds thereof to the Company in the amount indicated in the left margin; or

         [  ]     $_____________________ by the delivering herewith of the Stock
                  Option Agreement dated _______________________________, 199__.

                  representing Options to purchase ______________________ shares of Common Stock of the Company with the shares having a fair market value on the date hereof equal to $______________ per share (and, if such Stock Option Agreement represents shares in excess of the number required to achieve the amount indicated in the left margin, requesting that the Company or its transfer agent deliver to me a Stock Option Agreement for the balance of the Options represented thereby).

I request that certificate(s) for such shares be registered and issued in the name set forth above. The certificate(s) issued upon exercise of the aforesaid option should be mailed to my address indicated above via first class mail. I acknowledge that the Option Exercise Date is the date upon which this notice and the required payment are received in the Office of the Secretary of the Company.

         2. OTHER ACKNOWLEDGEMENTS.

         (a) I acknowledge receipt of copies of the Company's most recent 10K and/or Annual Report to Shareholders, and 10Q.

         (b) I am aware that the Securities Act of 1933, as amended, and the regulations and requirements of the Securities and Exchange Commission thereunder, may impose limitations on the resale of Company stock acquired pursuant to this option exercise. I hereby certify that any resale of such stock will be made in compliance with the Act and those regulations and requirements.

         (c)      I hereby appoint _____________________________ as my agent to accept delivery of the shares of Company stock being purchased on my behalf pursuant to this option exercise, and request _____________________________ to forward the certificates representing those shares to me at the address shown above.


  Dated:        ,199
                                       _______________________________
                                       Optionee